                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 28, 1997

                             U.S. TRUST CORPORATION
             (Exact name of registrant as specified in its charter)

               Commission file number:                     0-20469

                   New York                                  13-3818952
       (State or other jurisdiction of                  (I. R. S. Employer
       incorporation or organization)                   Identification No.)

        114 West 47th Street, New York, New York                      10036
        (Address of principal executive offices)                    (Zip Code)

                                 (212) 852-1000
              (Registrant's telephone number, including area code)

ITEM 5.    OTHER EVENTS

         On January 16, 1997, U.S. Trust Corporation released fourth quarter and year end 1996 financial results. A copy of the news release is attached hereto as Exhibit 99 and is incorporated herein by reference.




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.





                                                        U. S. Trust Corporation
                                                        -----------------------
                                                                   (Registrant)





Date:  January 28, 1997                     By:            Richard E. Brinkmann
                                               --------------------------------
                                                           Richard E. Brinkmann
                                                                Comptroller and
                                                         Chief Planning Officer
                                                 (Principal Accounting Officer)

                                  EXHIBIT INDEX
Exhibit
Number            Description
------            -----------

99 U.S. Trust Corporation fourth quarter and year end 1996 earnings release.